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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 1998, except as to Note 13, which is as of June 9, 1998, on the financial statements of Eclipsys Corporation which appears on page F-2 of the Registration Statement on Form S-4 (No. 333-86353), dated December 4, 1998.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Atlanta, Georgia
January 8, 1999